SIGNATURES
EXHIBIT INDEX
Exhibit 99

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        June 25, 2001

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

      Item 5. Other Events.

      M&T Bank Corporation announced on June 25, 2001 that its Board of Directors had authorized M&T Bank Corporation to repurchase up to 3,500,000 shares of its common stock, and disclosed that a previously reported repurchase program authorized in November 1999 had been completed on June 22, 2001, with the repurchase of an aggregate of 1,904,650 shares of common stock. The public announcement of the new stock repurchase program was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits.

      The following exhibit is filed as a part of this report:

Exhibit No.

99	News release. Filed herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: June 25, 2001	By:	/s/ Michael P. Pinto

Michael P. Pinto Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Report Dated:	June 25, 2001	Commission File Number: 1-9861

M&T Bank Corporation

(Exact name of registrant as specified in its charter)

EXHIBITS

EXHIBIT INDEX

Exhibit No.

99	News Release. Filed herewith.